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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Summit Properties Inc. on Form S-8 of our report dated January 21, 1999, appearing in the Annual Report on Form 10-K of Summit Properties Inc. for the year ended December 31, 1998.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Charlotte, North Carolina


June 2, 1999